Supplement Dated December 1, 2000*
                    to the Prospectus Dated October 30, 2000
       of American Express(R) Variable Portfolio Funds S-6466-99 T (10/00)


The following revision applies to the "Management" section of the AXPSM Variable Portfolio - Strategy Aggressive Fund. The following paragraphs replace the paragraph on Louis Giglio:

     Louis Giglio and Scott Mullinix are primarily responsible for managing the day-to-day operations of AXP Variable Portfolio - Strategy Aggressive Fund.

     Louis Giglio, senior portfolio manager, joined AEFC in January 1995 as a senior equity analyst. He is co-portfolio manager and has managed this Fund since April 1997. He also serves as co-portfolio manager for AXP Strategy Aggressive Fund, IDS Life Series Fund - Equity Portfolio and the AXP Innovations Fund (World Technologies Portfolio).

     Scott Mullinix, portfolio manager, joined AEFC in 1987 as a financial advisor. He is co-portfolio manager and has managed this Fund since
     November 2000. He also serves as co-portfolio manager for AXP Strategy Aggressive Fund, IDS Life Series Fund - Equity Portfolio and the AXP Innovations Fund (World Technologies Portfolio).


S-6466-71 A (12/00)
*Valid until October 31, 2001.